EXHIBIT 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “First Amendment”), dated as of December 31, 2013, is entered into among ENCORE WIRE CORPORATION, a Delaware corporation (the “Borrower”), BANK OF AMERICA, N.A. (“Bank of America”) and WELLS FARGO BANK, NATIONAL ASSOCIATION (“Wells Fargo”), in their individual capacities as “Lenders” (as such term is defined herein), and BANK OF AMERICA, N.A., as Administrative Agent.

BACKGROUND

A. The Borrower, the Lenders and the Administrative Agent are parties to that certain Credit Agreement, dated as of September 27, 2012 (the “Credit Agreement”). The terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement.

B. The Borrower has requested an amendment to the Credit Agreement.

C. The Lenders and the Administrative Agent hereby agree to amend the Credit Agreement, subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the Borrower, the Lenders and the Administrative Agent covenant and agree as follows:

1. AMENDMENTS.

(a) Section 7.12 of the Credit Agreement is hereby amended to read as follows:

7.12 Capital Expenditures. Make or become legally obligated to make any (a) Capital Expenditures other than Capital Expenditures related to the aluminum plant in an aggregate amount in excess of (i) $43,000,000 for the Fiscal Year ending December 31, 2013 and (ii) $40,000,000 for any Fiscal Year thereafter and (b) Capital Expenditures in respect of the aluminum plant during the period from January 1, 2012 through the Maturity Date in an aggregate amount in excess of $40,000,000.

(b) Exhibit C, the Compliance Certificate, is hereby amended to be in the form of Exhibit C attached hereto.

2. REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT. By its execution and delivery hereof, the Borrower represents and warrants that, as of the date hereof and after giving effect to this First Amendment:

(a) the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects (except that such representations and warranties that are qualified as to materiality or “Material Adverse Effect”

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are true and correct in all respects) on and as of the date hereof as made on and as of such date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (except that such representations and warranties that are qualified as to materiality or “Material Adverse Effect” shall be true and correct in all respects) as of such earlier date, and except to the extent such representations and warranties have been supplemented to the extent permitted by the Credit Agreement;

(b) no event has occurred and is continuing which constitutes a Default or an Event of Default;

(c)(i) the Borrower has full power and authority to execute and deliver this First Amendment, (ii) this First Amendment has been duly executed and delivered by the Borrower, and (iii) this First Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable Debtor Relief Laws and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as rights to indemnity may be limited by federal or state securities laws;

(d) neither the execution, delivery and performance of this First Amendment or the Credit Agreement, as amended hereby, nor the consummation of any transactions contemplated herein or therein, will conflict with (i) the certificate or articles of incorporation or the applicable constituent documents or bylaws of the Borrower or the Guarantor, (ii) any Law applicable to the Borrower or the Guarantor or (iii) any indenture, agreement or other instrument to which the Borrower, the Guarantor or any of their respective properties are subject; and

(e) no authorization, approval, consent, or other action by, notice to, or filing with, any Governmental Authority or other Person not previously obtained is required for (i) the execution, delivery or performance by the Borrower of this First Amendment or (ii) the acknowledgement by the Guarantor of this First Amendment.

3. CONDITIONS TO EFFECTIVENESS. This First Amendment shall be effective immediately upon satisfaction or completion of the following:

(a) the Administrative Agent shall have received counterparts of this First Amendment executed by each Lender; and

(b) the Administrative Agent shall have received counterparts of this First Amendment executed by the Borrower and acknowledged by the Guarantor.

4. REFERENCE TO THE CREDIT AGREEMENT.

(a) Upon the effectiveness of this First Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, or words of like import shall mean and be a reference to the Credit Agreement, as affected and amended hereby.

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(b) The Credit Agreement, as amended by the amendments referred to above, shall remain in full force and effect and is hereby ratified and confirmed.

5. COSTS, EXPENSES AND TAXES. The Borrower agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this First Amendment and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto).

6. GUARANTOR’S ACKNOWLEDGMENT. By signing below, the Guarantor (a) acknowledges, consents and agrees to the execution, delivery and performance by the Borrower of this First Amendment, (b) acknowledges and agrees that its obligations in respect of its Guaranty (i) are not released, diminished, waived, modified, impaired or affected in any manner by this First Amendment or any of the provisions contemplated herein, and (ii) includes all Obligations as assumed by the Borrower, (c) ratifies and confirms its obligations under its Guaranty, and (d) acknowledges and agrees that it has no claims or offsets against, or defenses or counterclaims to, its Guaranty.

7. EXECUTION IN COUNTERPARTS. This First Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. For purposes of this First Amendment, a counterpart hereof (or signature page thereto) signed and transmitted by any Person party hereto to the Administrative Agent (or its counsel) by facsimile machine, telecopier or electronic mail is to be treated as an original. The signature of such Person thereon, for purposes hereof, is to be considered as an original signature, and the counterpart (or signature page thereto) so transmitted is to be considered to have the same binding effect as an original signature on an original document.

8. GOVERNING LAW; BINDING EFFECT. This First Amendment shall be governed by and construed in accordance with the laws of the State of Texas, provided that the Administrative Agent and each Lender shall retain all rights arising under federal law, and shall be binding upon the parties hereto and their respective successors and assigns.

9. HEADINGS. Section headings in this First Amendment are included herein for convenience of reference only and shall not constitute a part of this First Amendment for any other purpose.

10. ENTIRE AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED BY THIS FIRST AMENDMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

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IN WITNESS WHEREOF, this First Amendment is executed as of the date first set forth above.

BORROWER:

ENCORE WIRE CORPORATION

By:	/s/ Frank J. Bilban
Name:	Frank J. Bilban
Title:	VP & CFO

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A.

By:	/s/ Darlene R. Parmelee
Name:	Darlene R. Parmelee
Title:	Vice President

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Allison W. Connelly
Name:	Allison W. Connelly
Title:	Senior Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Thomas Bolding
Name:	Thomas Bolding
Title:	AVP

ACKNOWLEDGED AND AGREED:

EWC AVIATION CORP.

By:	/s/ Frank J. Bilban
Name:	Frank J. Bilban
Title:	VP & CFO

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